Exhibit 10.11

SUBORDINATION AND INTERCREDITOR AGREEMENT

This SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of May 15, 2023 (this “Agreement”), is by and among ENTREPRENEUR GROWTH CAPITAL LLC, a Delaware limited liability company (“Working Capital Lender”), JORDAN GEOTAS, in his capacity as Noteholder Representative (in such capacity, the “Noteholder Representative”) for the Noteholders (as hereinafter defined), TILT HOLDINGS INC., a corporation formed under the laws of British Columbia (“Tilt”) and JUPITER RESEARCH, LLC, an Arizona limited liability company (“Jupiter”).

WITNESSETH:

WHEREAS, Jupiter and Working Capital Lender entered into a Loan and Security Agreement dated July 21, 2021, (as amended, restated, supplemented, or otherwise modified from time to time, including by that Joinder and First Amendment to Loan and Security Agreement dated March 13, 2023 (such amendment, the “First Amendment”), the “Working Capital Loan Agreement”), pursuant to which, among other things, Working Capital Lender has agreed, subject to the terms and conditions set forth in the Working Capital Loan Agreement, to make certain loans to Jupiter of up to $16,500,000, the payment of which loans, including interest accrued thereon and other fees and charges incurred from time to time, are secured by Jupiter’s Accounts, Inventory and other related Collateral (as such terms are defined herein);

WHEREAS, Jupiter, affiliates of Jupiter, Noteholder Representative and the Noteholders (as hereinafter defined) are entering into a Secured Note Purchase Agreement dated as of May 15, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”), pursuant to which, among other things, the Noteholders will made loans of up to an aggregate $4,500,000 to Jupiter and such affiliates;

WHEREAS, in order to provide for the relative priorities of payment and interests as between the Noteholder Representative, Noteholders and the Working Capital Lender, the parties hereto have agreed to enter into this Agreement.

WHEREAS, Jupiter, affiliates of Jupiter, Jordan Geotas and the Purchasers (as therein defined) entered into a Secured Note Purchase Agreement dated as of November 1, 2019, as amended by the First Amendment thereto dated as of February 13, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Prior Note Agreement”; the Purchasers under the Prior Note Agreement are sometimes hereinafter referred to as the “Purchasers” and Mr. Geotas, in his capacity as the Noteholder Representative under the Prior Note Agreement is sometimes hereinafter referred to as the “Purchaser Representative”), pursuant to which, among other things, the Purchasers will made loans to Jupiter and such affiliates;

WHEREAS, in connection with the Prior Note Agreement, Tilt, Jupiter, Working Capital Lender and the Purchaser Representative entered into an Amended and Restated Subordination and Intercreditor Agreement dated as of March 13, 2023 (the “Purchaser Intercreditor Agreement”) in order to provide for the relative priorities of payment and interests as between the Purchaser Representative, Purchasers and the Working Capital Lender.

NOW, THEREFORE, in consideration of the premises and such other good and valuate consideration, which has been provided on or prior to the date of this Agreement, the parties hereto hereby agree as follows:

1.Defined Terms. As used in this Agreement (including the foregoing preamble and recitals), the following terms shall have the meanings specified below:

“Account” or “Accounts” shall have the same meaning as contained in the UCC and shall also include contract rights and general intangibles related to Accounts, payment intangibles, instruments, and to all proceeds thereof including, but not limited to, credit card receivables, amounts payable from a credit card processor and the proceeds of any insurance thereon.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the specified Person. For the purposes of this definition, “Control” shall mean the possession, directly or indirectly, of more than fifty percent (50%) of the voting equity interests and the right to exercise same. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded, or replaced from time to time.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by law to remain closed.

“Cash Proceeds” shall have the meaning given in the UCC.

“Collateral” means any and all property and interests in property that secures all or a portion of the Indebtedness.

“Collections Account” means a “deposit account” (as such term is defined in the UCC) in the name of Jupiter established pursuant to the Working Capital Loan Agreement under the “control” (as such term is defined in the UCC) of Working Capital Lender.

“Creditor” means any of Working Capital Lender, the Noteholder Representative and the Noteholders.

“Documents” means the collective reference to the Working Capital Loan Documents and the Noteholder Documents.

“Enforcement Action” means (a) to take from or for the account of any Obligor by setoff or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Obligor with respect to Indebtedness, (b) to sue any Obligor for payment of, or to initiate or participate with others in any suit, action or proceeding against any Obligor to (i) enforce payment or performance of or to collect the whole or any part of any of the Indebtedness or (ii) commence judicial enforcement against any Obligor of any of the rights and remedies under the applicable Documents or applicable law with respect to the applicable Indebtedness, including, without limitation, the commencement of (or joining in) a Proceeding, (c) to exercise any put option to any Obligor or to cause any Obligor to honor any redemption or mandatory prepayment obligation under any Document, (d) to notify account debtors or directly collect Accounts in respect of any of the Indebtedness, (e) to take any action under the provisions of any state or federal law, including, without limitation, the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Collateral, or (f) to exercise in any other manner any remedies (including enforcing any security interest) against any Obligor with respect to any of the Indebtedness set forth in any applicable Document or that otherwise might be available at law, in equity, pursuant to judicial proceeding or otherwise in respect of the applicable Indebtedness; provided, however, that the term Enforcement Action shall not include (w) any suit or action initiated or maintained by a Creditor within thirty (30) days of the expiration of, and solely to the extent such suit or action is necessary to prevent the expiration of, any applicable statute of limitations or similar permanent restriction on claims (provided that no payment on the applicable Indebtedness or money damages are received or retained in connection therewith), (x) upon the occurrence and during the continuation of an event of default with respect to any Indebtedness, accruing any increased interest with respect to such Indebtedness as a result of such event of default, or (y) the filing of any notice in a Proceeding not in violation of this Agreement.

“Indebtedness” means, collectively, the Working Capital Indebtedness and the Note Indebtedness.

“Inventory” shall have the meaning given to such term in the UCC and shall also include all of each Person’s now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Person’s business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing any of the above, and such Person’s books relating to any of the foregoing.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, option, levy, execution, attachment, garnishment, hypothecation, assignment for security, deposit arrangement, encumbrance, charge, security interest, or other preferential arrangement in the nature of a security interest of any kind or nature whatsoever, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Non-Cash Collateral” shall have the meaning given to such term in the UCC.

“Note Indebtedness” means the Obligations (as defined in the Note Agreement) and other obligations and liabilities now or hereafter owed to any of the Noteholders pursuant to the Note Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Noteholder Collateral” means all Collateral other than the Working Capital Collateral.

“Noteholder Default Notice” means a notice of default or event of default under the Noteholder Documents, such notice to be send in accordance with Section 17 hereof to each of the parties hereto.

“Noteholder Documents” means the Note Agreement (as amended from time to time) and all other documents and instruments evidencing, securing or pertaining to any portion of the Note Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time.

“Noteholders” means the holders of the Note Indebtedness.

“Obligor” means Tilt or any Tilt Affiliate (including Jupiter).

“Paid in Full” or “Payment in Full” means as respects the applicable Indebtedness, the payment in full in cash of such Indebtedness other than inchoate obligations for which no claim has been made and the termination of all obligations on the part of any Creditor to advance funds with respect thereto.

“Permitted Refinancing” means any refinancing of the applicable Indebtedness pursuant to Permitted Refinancing Loan Documents, provided that the aggregate principal balance of any Permitted Refinancing of the Working Capital Indebtedness shall not exceed $16,500,000.

“Permitted Refinancing Loan Documents” means, with respect to any Indebtedness, any financing documentation which replaces the documentation relating to such Indebtedness, and pursuant to which such Indebtedness is refinanced (in each case in accordance with then applicable Documents or Permitted Refinancing Loan Documents, as the case may be), as such financing documentation may be amended, restated, supplemented, or otherwise modified from time to time.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association or joint venture.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of Tilt, Jupiter or any of their respective subsidiaries or any of their respective properties.

“Records” shall have the meaning given to such term in the UCC.

“Supporting Obligation” shall have the meaning given to such term in the UCC.

“Tilt Affiliate” means any Affiliate of Tilt.

“Tilt Collateral” means property of Tilt in which Tilt granted to Working Capital Lender a lien and security interest in and to pursuant to the Tilt Security Agreement.

“Tilt Security Agreement” means that certain General Security Agreement, dated as of March 13, 2023, executed by Tilt in favor of Working Capital Lender.

“UCC” means Article 1 or Article 9 of the Uniform Commercial Code in effect from time to time in the State of New York.

“Working Capital Collateral” means the following property of Jupiter, in each case, whether now owned or existing or hereafter created, acquired or arising and wherever located: (a) Jupiter’s Accounts; (b) Jupiter’s Inventory, merchandise, materials, whether raw, work in progress or finished goods, packaging and shipping materials and all other tangible property held for sale or lease; (c) Proceeds of any of the foregoing, including Cash Proceeds and other non-cash Proceeds, and proceeds of any insurance policies covering any of the of the foregoing; (d) the Collections Account, (e) Jupiter’s records, to the extent related to any of the foregoing, including all books, records and other property at any time evidencing or relating to any of the foregoing, and all electronic means of storing such records; (f) to the extent not otherwise included above, all collateral support and Supporting Obligations relating to any of the foregoing; and (g) to the extent not otherwise included above, all products and accessions of or in respect of any of the foregoing.

“Working Capital Default Notice” means a notice of default or event of default under the Working Capital Loan Documents, such notice to be sent in accordance with Section 17 hereof to each of the parties hereto.

“Working Capital Indebtedness” means the Obligations (as defined in the Working Capital Loan Agreement) in an aggregate principal amount not to exceed $16,500,000 and all other amounts and other obligations and liabilities now or hereafter owed by Jupiter to Working Capital Lender pursuant to the Working Capital Loan Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Working Capital Loan Documents” means the Working Capital Loan Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Working Capital Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time as permitted hereunder. Notwithstanding the foregoing, the Working Capital Loan Documents shall not include the Tilt Security Agreement.

2.Consents.

(i)Noteholder Representative, on behalf of the Noteholders, hereby acknowledges and consents to the Liens and encumbrances contemplated under the Working Capital Loan Documents notwithstanding any restriction on Liens, security interests and other encumbrances (i.e. any negative pledge) with respect to the Working Capital Collateral which may be contained in the Noteholder Agreement.

(ii)Working Capital Lender hereby acknowledges and consents to Tilt and the Tilt Affiliates’ entry into the Noteholder Documents, and the pledge of the Liens and encumbrances contemplated in the Noteholder Documents notwithstanding any restriction on Liens, security interests and other encumbrances (i.e. any negative pledge) with respect to the Noteholder Collateral which may be contained in the Working Capital Loan Documents.

3.Subordination of Noteholder Liens in Working Capital Collateral. Regardless of the time, manner, or order of perfection and notwithstanding any provision of the UCC, or any other applicable law or the Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Indebtedness, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Proceeding has been commenced by or against Jupiter, Noteholder Representative hereby agrees that any Lien on the Working Capital Collateral now or hereafter held by or on behalf of Noteholder Representative or Noteholders, or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Working Capital Collateral securing any Working Capital Indebtedness. All Liens on the Working Capital Collateral securing any Working Capital Indebtedness shall be and remain senior in all respects and prior to all Liens on the Working Capital Collateral securing any other Indebtedness for all purposes. Noteholder Representative (i) shall promptly execute and/or deliver to Working Capital Lender such UCC financing statement amendments or other documents as Working Capital Lender shall reasonably request to evidence or give notice of the priority of Working Capital Lender’s Liens in the Working Capital Collateral and (ii) shall be deemed to have authorized Working Capital Lender to file any and all UCC financing statement amendments to evidence or give notice of the priority of Working Capital Lender’s Liens in the Working Capital Collateral required by Working Capital Lender in respect of such Liens. In furtherance of the foregoing, each Noteholder Representative hereby irrevocably appoints Working Capital Lender its attorney-in-fact, with full authority in the place and stead of such Noteholder Representative and in the name of such Noteholder Representative or otherwise, to execute and deliver any document or instrument which such Working Capital Representative may be required to deliver pursuant to this Section 3.

4.Subordination of Working Capital Lender Liens on Noteholder Collateral. Regardless of the time, manner, or order of perfection and notwithstanding any provision of the UCC, or any other applicable law or the Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Note Indebtedness, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Proceeding has been commenced by or against Tilt or any Tilt Affiliate, Working Capital Lender hereby confirms and agrees that any Lien on the Noteholder Collateral now or hereafter held by or on behalf of the Working Capital Lender or related Noteholders, or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Noteholder Collateral securing any Note Indebtedness. All Liens on the Noteholder Collateral securing any Note Indebtedness shall be and remain senior in all respects and prior to all Liens on the Noteholder Collateral securing any other Indebtedness for all purposes. In the event that Working Capital Lender obtains any Liens on the Noteholder Collateral in violation of this Agreement, Working Capital Lender (i) shall promptly execute and/or deliver to Noteholder Representative such termination statements and releases as Noteholder Representative shall reasonably request to effect the release of the Liens of such Creditor in such Noteholder Collateral and (ii) shall be deemed to have authorized Noteholder Representative to file any and all termination statements required by Noteholder Representative in respect of such Liens. In furtherance of the foregoing, Working Capital Lender hereby irrevocably appoints Noteholder Representative its attorney-in-fact, with full authority in the place and stead of Working Capital Lender and in the name of Working Capital Lender or otherwise, to execute and deliver any document or instrument which Working Capital Lender may be required to deliver pursuant to this Section 4.

5.Proceedings and Enforcement Actions.

(a)From and after delivery to Noteholder Representative of a Working Capital Default Notice, any payment (whether made in cash, securities or other property) received by Noteholder Representative which, but for the terms hereof, otherwise would be payable or deliverable out of, from the proceeds of, in lieu of, or in respect of the Working Capital Collateral, shall be paid or delivered directly to Working Capital Lender (to be held and/or applied by Working Capital Lender to the repayment of any and all then outstanding Working Capital Indebtedness in accordance with the terms of the Working Capital Loan Documents or the Permitted Refinancing Loan Documents) until all Working Capital Indebtedness is Paid in Full, and each Creditor irrevocably authorizes, empowers and directs all debtors, debtors-in–possession, receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and, subject to the provisions hereof, each Creditor also irrevocably authorizes, empowers and directs Working Capital Lender to demand, sue for, collect and receive every such payment or distribution.

(b)From and after delivery to Working Capital Lender of a Noteholder Default Notice, any payment (whether made in cash, securities or other property) received by Working Capital Lender which, but for the terms hereof, otherwise would be payable or deliverable out of, from the proceeds of, in lieu of, or in respect of the Noteholder Collateral, shall be paid or delivered directly to or at the direction of the Noteholder Representative (to be held and/or applied by to the repayment of any and all then outstanding Note Indebtedness in accordance with the terms of the Note Loan Documents or the Permitted Refinancing Loan Documents) until all Note Indebtedness is Paid in Full, and each Creditor irrevocably authorizes, empowers and directs all debtors, debtors-in–possession, receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and, subject to the provisions hereof, each Creditor also irrevocably authorizes, empowers and directs the Noteholder Representative to demand, sue for, collect and receive every such payment or distribution.

(c)Each Creditor agrees to execute and deliver to each other Creditor or its representative all such further instruments confirming the authorization referred to in the foregoing clauses (a) and (b).

(d)In the event of a Proceeding, the provisions of this Agreement shall continue to govern the relative rights and priorities of Creditors even if all or part of the Liens securing the Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding.

(e)Except as expressly set forth in this Agreement, no Creditor shall be deemed to have waived or relinquished any rights that it may have with respect to any claims or otherwise in connection with any Proceeding. For purposes of clarification, each Creditor retains its rights, to the extent such Creditor’s actions are at all times consistent with and in compliance with this Agreement, to otherwise act in any Proceeding in its capacity as a holder of Indebtedness to the fullest extent provided by law.

(f)Until the Working Capital Indebtedness is Paid in Full, no Creditor (other than Working Capital Lender) shall, without the prior written consent of Working Capital Lender, take any Enforcement Action with respect to the Working Capital Collateral and the Working Capital Lender shall have the exclusive right to commence and maintain any such Enforcement Action or otherwise enforce rights, exercise remedies (including set off, recoupment and the right to credit bid their debt) and to make determinations regarding the release, disposition, or restrictions with respect to the Working Capital Collateral. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Working Capital Collateral, Working Capital Lender may enforce the provisions of the Working Capital Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion in compliance with any applicable law and without consultation with any other Creditor and regardless of whether any such exercise is adverse to the interest of any other Creditor. Such exercise and enforcement shall include the rights of an agent appointed by Working Capital Lender to sell or otherwise dispose of the Working Capital Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the laws of any applicable jurisdiction. Additionally, and for the avoidance of doubt, until the Working Capital Indebtedness is Paid in Full, each Creditor (other than Working Capital Lender) hereby covenants and agrees that it shall not:

(1)take any action adverse to the priority status of the Liens on the Working Capital Collateral securing the Working Capital Indebtedness or the rights of the Working Capital Lender as provided herein;

(2)make any filings (other than statements of interest) or file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading in any Proceeding, in each case, which are inconsistent with the provisions of this Agreement;

(3)vote on any plan of reorganization, arrangement, compromise or liquidation, make other filings, make any arguments and motions, in each case, which are inconsistent with the provisions of this Agreement;

(4)credit bid for Working Capital Collateral at any public, private or judicial foreclosure upon such Working Capital Collateral initiated by the Working Capital Lender, or any sale of the Working Capital Collateral during a Proceeding; or bid for or purchase Working Capital Collateral at any public, private or judicial foreclosure upon such Working Capital Collateral initiated by the Working Capital Lender, or any sale of the Working Capital Collateral during a Proceeding where such bid or purchase would not result in in Payment in Full of the Working Capital Indebtedness; and

(5)have (and hereby agrees to waive) any and all rights it may have as a junior lien creditor (including junior lien rights to assert any marshaling, appraisal, valuation or other similar right) or otherwise to object to the manner in which Working Capital Lender seeks to enforce or collect the Working Capital Indebtedness, regardless of whether any action or failure to act by or on behalf of the Working Capital Lender is adverse to the interest of any other Creditor, provided nothing herein will prevent any such Creditor from seeking adequate protection payments in any Proceeding to the extent Working Capital Lender is also being offered adequate protection payments.

Notwithstanding the foregoing, and for clarity, nothing herein shall prevent or prohibit Noteholder Representative or the Noteholders from exercising rights and remedies, including Enforcement Actions, against or with respect to the Noteholder Collateral.

(g)Until the Note Indebtedness is Paid in Full, no Creditor (other than Noteholder Representative or the Noteholders) shall, without the prior written consent of Noteholder Representative, take any Enforcement Action with respect to the Noteholder Collateral and the Noteholder Representative and the Noteholders shall have the exclusive right to commence and maintain any such Enforcement Action or otherwise enforce rights, exercise remedies (including set off, recoupment and the right to credit bid their debt) and to make determinations regarding the release, disposition, or restrictions with respect to the Noteholder Collateral. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Noteholder Collateral, Noteholder Representative or the Noteholders may enforce the provisions of the Noteholder Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion in compliance with any applicable law and without consultation with any other Creditor and regardless of whether any such exercise is adverse to the interest of any other Creditor. Such exercise and enforcement shall include the rights of an agent appointed by Noteholder Representative to sell or otherwise dispose of the Noteholder Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the laws of any applicable jurisdiction. Additionally, and for the avoidance of doubt, until the Note Indebtedness is Paid in Full, Working Capital Lender hereby covenants and agrees that it shall not:

(1)take any action adverse to the priority status of the Liens on the Noteholder Collateral securing the Note Indebtedness or the rights of the Noteholder Representative or the Noteholders as provided herein;

(2)make any filings (other than statements of interest) or file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading in any Proceeding, in each case, which are inconsistent with the provisions of this Agreement;

(3)vote on any plan of reorganization, arrangement, compromise or liquidation, make other filings, make any arguments and motions, in each case, which are inconsistent with the provisions of this Agreement;

(4)credit bid for Noteholder Collateral at any public, private or judicial foreclosure upon such Working Capital Collateral initiated by the Working Capital Lender, or any sale of the Noteholder Collateral during a Proceeding; or bid for or purchase Noteholder Collateral at any public, private or judicial foreclosure upon such Noteholder Collateral initiated by the Noteholder Representative or the Noteholders, or any sale of the Noteholder Collateral during a Proceeding where such bid or purchase would not result in in Payment in Full of the Note Indebtedness;

(5)have (and hereby agrees to waive) any and all rights it may have as a junior lien creditor (including junior lien rights to assert any marshaling, appraisal, valuation or other similar right) or otherwise to object to the manner in which Noteholder Representative or the Noteholders seeks to enforce or collect the Note Indebtedness, regardless of whether any action or failure to act by or on behalf of the Noteholder Representative or the Noteholders is adverse to the interest of Working Capital Lender, provided nothing herein will prevent Working Capital Lender from seeking adequate protection payments in any Proceeding to the extent Noteholder Representative and the Noteholders is also being offered adequate protection payments.

(h)Each Creditor acknowledges and agrees that:

(1)the grants of Liens pursuant to the Documents constitute separate and distinct grants of Liens; and

(2)because of, among other things, their differing rights in the assets of Obligors, the Working Capital Indebtedness, and the Note Indebtedness each are fundamentally different and must be separately classified in any plan of reorganization proposed or adopted in any Proceeding.

(i)The parties hereto acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Proceeding. All references in this Agreement to any Obligor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in a Proceeding.

6.Limitations on Amendments of Working Capital Loan Documents and other Documents. Notwithstanding anything contained in the Documents or the Permitted Refinancing Loan Documents to the contrary, Working Capital Lender shall not, without the prior written consent of the Noteholder Representative, agree to any amendment, modification or supplement to the Working Capital Loan Documents or the Tilt Security Agreement, the effect of which is to (i) increase the principal amount of the Working Capital Indebtedness, (ii) add any additional interest component to the Working Capital Indebtedness, regardless of the type or amount of interest or add any additional type of fees to be payable thereunder, (iii) take any Liens in any assets of Tilt or any Tilt Affiliate (other than Liens granted in the Working Capital Collateral pursuant to the Working Capital Loan Documents and on the Tilt Collateral pursuant to the Tilt Security Agreement), or (iv) obtain any guaranties or credit support from any affiliate of Jupiter, other than Tilt as set forth and limited in the First Amendment.

7.Incorrect Payments. If any payment (whether made in cash, securities or other property) not expressly permitted under this Agreement is received by any Creditor on account of Indebtedness before such Creditor is entitled to such payment under the terms of this Agreement, such payment shall be held in trust by such Creditor for the benefit of the other Creditors and shall immediately be paid over to the applicable Creditor, or its designated representative, for application to the payment of the applicable Indebtedness in accordance with the terms of this Agreement.

8.Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Documents, the provisions of this Agreement shall control and govern.

9.Sale, Transfer. No Creditor shall sell, assign, dispose of or otherwise transfer all or any portion of the Indebtedness held by such Creditor unless, prior to the consummation of any such action, the transferor and transferee thereof shall execute and deliver to each other Creditor an agreement pursuant to which the transferee will become party hereto as fully as if it was a signatory hereto as a “Creditor”, or an agreement substantially identical to this Agreement, in either case providing for the continued subordination and forbearance of such Creditor’s Indebtedness as provided herein and for the continued effectiveness of all of the rights and benefits of the other Creditors arising under this Agreement. Notwithstanding the failure to satisfy the foregoing conditions, such transfer shall be valid and the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of any Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Creditor. Each Creditor, upon the request of another Creditor and at the expense of Obligors, shall reasonably cooperate and promptly execute and deliver such further documents and do such further acts and things as such Creditor may reasonably request in order to affect fully the purposes of this Section.

10.Relationship with Purchaser Intercreditor Agreement. Purchaser Representative, on behalf of the Purchasers, hereby acknowledges and consents to (a) Working Capital Lender entering into and performing its obligations under this Agreement, and (b) the Lien priorities and any rights granted to Working Capital Lender, the Noteholders or Noteholder Representative hereunder, notwithstanding any restriction or contrary provisions which may be contained in the Purchaser Intercreditor Agreement. Notwithstanding the foregoing, nothing herein shall amend or modify any provision of the Purchaser Intercreditor Agreement, and the Working Capital Lender, Purchaser Representative and Noteholder Representative acknowledge and agree that the relative priorities of the Noteholders’ and Purchasers’ Liens, encumbrances and claims in and to the Collateral, as such exist between the Noteholders and the Purchasers, will be set forth in a separate agreement between the Purchasers and Noteholders. In the event Working Capital Lender receives conflicting instructions under this Agreement and the Purchaser Intercreditor Agreement from the Purchaser Representative or Purchasers or from the Noteholders and Noteholder Representative, respectively, Working Capital Lender shall be entitled to rely on and follow and shall comply only with the instructions of the Purchaser Representative or Purchasers, without further inquiry of or consent by the Noteholders or the Noteholder Representative,

11.Continued Effectiveness of this Agreement; Modifications.

(a)The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Working Capital Lender, Noteholders, and Noteholder Representative arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the Documents (including any increase in the amount thereof or any Permitted Refinancing Loan Document (in each case to the extent permitted under the Noteholder Documents)); (ii) the validity or enforceability of any of such documents; (iii) any exercise or non- exercise of any right, power or remedy under or in respect of the applicable Indebtedness or any of the instruments or documents referred to in clause (i) above; or (iv) the commencement of any Proceeding in respect of any Obligor.

(b)Except as expressly provided in Section 6, each Creditor may at any time and from time to time without the consent of or notice to any other Creditor, without incurring liability to any other Creditor and without impairing or releasing the obligations of any other Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Indebtedness, or amend, restate, supplement, or otherwise modify in any manner any Document.

(c)Each Creditor waives any and all rights it may have to require any other Creditor to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order. Each Creditor hereby waives all notice of the acceptance by the other Creditors of the subordination and other provisions of this Agreement, and each Creditor expressly consents to reliance by each other Creditor upon the subordination and other agreements as herein provided.

12.Representations and Warranties. Noteholder Representative and Working Capital Lender hereby represents and warrants to the other Creditors as follows (in each case solely with respect to, or as relevant to, itself or himself, as applicable):

(a)Existence and Power. To the extent such Person is not a natural person, such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable.

(b)Authority. To the extent such Person is not a natural person, such Person has the power and authority to execute, deliver and perform its obligations under this Agreement, all of which have been duly authorized by all proper and necessary action required by such Person.

(c)Binding Agreements. This Agreement constitutes the legal valid and binding obligation of such Person, enforceable against the Noteholder Representative and the Noteholders and the Working Capital Lender, as the case may be, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(d)Conflicting Agreements. The execution, delivery and performance of this Agreement by such Person does not (a) to the extent such Person is not a natural person, contravene the terms of such Person’s organization documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien under, any material contract or agreement to which such Person is a party or to which such Person’s property is subject or any order, injunction, writ or decree of any governmental authority to which such Person or such Person’s property is subject or (c) violate any law, rule or regulation binding upon such Person or such Person’s property.

(e)Default under Documents. On the date hereof, no default exists under or with respect to the Note Indebtedness or Working Capital Indebtedness, as the case may be.

13.No Third Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Working Capital Lender, Noteholders, and Noteholder Representative and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Obligor.

14.Default Notices. Each Creditor and Obligors shall provide the other Creditors, upon the occurrence of each, notice of a default from any Creditor to any of the Obligors.

15.Additional Documents and Actions. Each party hereto at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of any other party hereto and at the expense of Obligors, promptly will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect fully the purposes of this Agreement.

16.Cumulative Rights, No Waivers. Each and every right, remedy and power granted to Creditor hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Documents to such Creditor or Permitted Refinancing Loan Documents now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by each Creditor, subject to the terms of this Agreement, from time to time, concurrently or independently and as often and in such order as such Creditor may deem expedient. Any failure or delay on the part of any Creditor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect any other Creditors’ right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of such other Creditors’ rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

17.Termination. This Agreement shall terminate upon the earlier of (a) the Payment in Full of the Working Capital Indebtedness or (b) the payment in full in cash of the Note Indebtedness and the full termination and release of the Noteholder Documents; provided, however, this Agreement shall be reinstated if at any time any payment of any of the Working Capital Indebtedness or the Note Indebtedness is rescinded or must otherwise be returned by any holder of the Working Capital Indebtedness or Note Indebtedness, or portion thereof, intended to have been satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

18.Notices. All notices and communications under this Agreement shall be in writing and shall be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, (iii) delivered by overnight express courier, or (iv) sent by telecopy (with such telecopy to be confirmed promptly in writing sent in accordance with (i), (ii) or (iii) above), addressed in each case to the address set forth under each such party’s signature, to any other address, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, (iii) if sent by registered or certified mail, on the earlier of the third Business Day following the day sent or when actually received or (iv) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York time, otherwise on the next Business Day.

19.Amendments; Etc. No waiver of any provision of this Agreement, and no consent to any departure by Working Capital Lender, or Noteholder Representative herefrom, shall in any event be effective unless the same shall be in writing and signed by Working Capital Lender or

Noteholder Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Working Capital Lender or the Noteholder Representative. Any notice to or demand on Working Capital Lender, or Noteholder Representative in any event not specifically required hereunder shall not entitle Working Capital Lender, or Noteholder Representative to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

20.Successors and Assigns. This Agreement shall inure to the benefit of the successors and permitted assigns of Working Capital Lender, Noteholder Representative, and Noteholders, and shall be binding upon the successors and permitted assigns of Tilt, each Tilt Affiliate including Jupiter, Working Capital Lender, Noteholder Representative, and Noteholders.

21.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

22.Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

23.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

24.Governing Law. This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever to this Agreement (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.

25.Jurisdiction and Venue. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE COURTS OF THE STATE OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE

SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT VENUE.

26.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered by its officer or officers thereunto duly authorized, as of the date first above written:

NOTEHOLDER
REPRESENTATIVE:
/s/ Jordan Geotas
JORDAN GEOTAS

Address:

Jordan Geotas
[***]
[***]

Signature Page to Subordination and Intercreditor Agreement (ECG)

PURCHASER
REPRESENTATIVE
(For the purpose of the acknowledgements,
consents and agreements set forth in Section 10 only):

/s/ Jordan Geotas
JORDAN GEOTAS

Address:

Jordan Geotas
[***]
[***]

TILT	TILT HOLDINGS INC., a corporation organized under the laws of British Columbia

	By:	/s/ Timothy Conder
Name: Timothy Conder
Title: Interim Chief Executive Officer

Address:

2801 E. Camelback Rd., Ste. 180
Phoenix, AZ 85016
Email Address: [***]

JUPITER:

JUPITER RESEARCH, LLC, an Arizona limited liability company, by its Managing Member, JIMMY JANG L.P.., a Delaware limited partnership, by its General Partner, JIMMY JANG HOLDINGS, INC., a British Columbia corporation

	By:	/s/ Timothy Conder
Name: Timothy Conder
Title: Interim President

Address:

2801 E. Camelback Rd., Ste. 180
Phoenix, AZ 85016
Email Address: [***]

WORKING CAPITAL LENDER:	ENTREPRENEUR GROWTH CAPITAL LLC

	By:	/s/ Dean Landis
Name: Dean Landis
Title: President

Address:

Entrepreneur Growth Capital LLC
505 Park Avenue
New York, New York 10022

Signature Page to Subordination and Intercreditor Agreement (ECG)